Exhibit 10.2

OUR CREDIT NUMBER	ISSUE DATE	EXPIRY DATE	LETTER OF CREDIT AMOUNT
SM441521P	APRIL 25,2001	DEC. 31,2001	USD1,890,000.00

BENEFICIARY:	ISSUER::
GREENWICH INSURANCE COMPANY	GE CAPITAL CORPORATION.
160 WATER STREET 16T" FLOOR
NEW YORK, NY 10038

DEAR BENEFICIARY:

AT THE REQUEST OF THE ABOVE ISSUER WE HAVE BEEN INSTRUCTED TO ADVISE YOU THAT THE ATTACHED IRREVOCABLE STANDBY LETTER OF CREDIT HAS BEEN ESTABLISHED IN YOUR FAVOR, AS BENEFICIARY.

ALL DEMANDS FOR PAYMENTS MUST BE SENT TO FIRST UNION NATIONAL BANK, ONE SOUTH BROAD STREET, PHILADELPHIA, PA 19106, MAIL CODE PA 4928, ATTN: GE CORPORATE FINANCE STANDBY TEAM.

DOCUMENTS MUST CONFORM STRICTLY WITH THE TERMS OF THE ATTACHED LETTER OF CREDIT. IF YOU ARE UNABLE TO COMPLY WITH SAME, PLEASE COMMUNICATE DIRECTLY WITH YOUR CUSTOMER IN ORDER TO HAVE THE ISSUER AMEND THE RELEVANT CONDITIONS.  THIS SHOULD ELIMINATE DIFFICULTIES AND DELAYS IN PAYMENT IN THE EVENT DOCUMENTS ARE PRESENTED FOR NEGOTIATION.

ALL DEMANDS HEREUNDER MUST INDICATE THE ABOVE REFERENCED LETTER OF CREDIT NUMBER.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS LETTER OF CREDIT IS
SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS
(1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500."

ALL INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO FIRST UNION NATIONAL BANK AT OUR PHONE NUMBER (215) 973-7012.

/s/ Richard Fortino

FIRST UNION NATIONAL BANK
AUTHORIZED SIGNATURE

                                                                                             GE Capital

                                                                                                                                     General Electric Capital Corporation

             LETTER OF CREDIT NO                                                 ISSUE DATE                              EXPIRY DATE

             SE441521P                                                                          APRIL 25,2001                           DEC. 31,2001

             FDL

BENEFICIARY:            APPLICANT:
GREENWICH INSURANCE COMPANY                                    LABOR READY, INC.
160 WATER STREET 16TH FLOOR                                             TREASURY DEPARTMENT
NEW YORK, NY 10038                                                                  P.0 BOX 2910
                                                                                                           TACOMA, WASHINGTON 98401

DEAR BENEFICIARY,

AT THE REQUEST OF LABOR READY, INC., WE, FIRST UNION NATIONAL BANK HAVE OPENED AN IRREVOCABLE LETTER OF CREDIT IN YOUR FAVOR FOR UP TO AN AMOUNT NOT EXCEEDING USD1,890,000.00, AVAILABLE BY YOUR DRAFTS AT SIGHT ON GE CAPITAL CORPORATION.

WE WARRANT TO YOU THAT ALL YOUR DRAFTS UNDER THIS IRREVOCABLE LETTER OF CREDIT WILL BE DULY HONORED UPON PRESENTATION AT OUR LETTER OF CREDIT DEPARTMENT, ONE SOUTH BROAD STREET, 9TH FLOOR, ATTENTION INTERNATIONAL TRADE OPERATIONS PA4928, PHILADELPHIA, PA 19107 ON OR BEFORE THE EXPIRATION DATE OR ON OR BEFORE ANY AUTOMATICALLY EXTENDED DATE AS SET FORTH BELOW.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS IRREVOCABLE LETTER OF CREDIT IS NOT SUBJECT TO ANY CONDITION OR QUALIFICATION AND IS OUR INDIVIDUAL OBLIGATION WHICH IS IN NO WAY CONTINGENT UPON REIMBURSEMENT.

THIS IRREVOCABLE LETTER OF CREDIT IS EFFECTIVE APRIL 19,2001 AND EXPIRES ON DECEMBER 31,2001, BUT WILL AUTOMATICALLY BE EXTENDED WITHOUT AMENDMENT FOR SUCCESSIVE ONE YEAR PERIODS FROM THE CURRENT EXPIRATION DATE AND ANY FUTURE EXPIRATION DATE UNLESS AT LEAST 45 DAYS PRIOR TO THE EXPIRATION DATE WE NOTIFY YOU BY LETTER SENT CERTIFIED MAIL AT THE ABOVE LISTED ADDRESS THAT WE ELECT NOT TO RENEW FOR SUCH ADDITIONAL ONE YEAR PERIODS.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS LETTER OF CREDIT IS
SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS
(1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500."

ALL INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO US AT OUR PHONE NUMBERS (215) 973-5981; (215) 973-8157; (215) 973-1944.

/s/ Richard Fortino	/s/ Diane Ruch

RICHARD FORTINO	DIANE RUCH
ASST. VICE PRESIDENT	TEAM LEADER

A GE Capital Services Company